EXECUTION COPY CANADIAN GUARANTEE (FOREIGN ABL) dated as of June 4, 2015 among AVAYA CANADA CORP., as Canadian Borrower, and CITIBANK, N.A., as Administrative Agent LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL) Exhibit 10.7

EXECUTION COPY TABLE OF CONTENTS ARTICLE I DEFINITIONS Page SECTION 1.01. SECTION 1.02. Credit Agreement Other Defined Terms. ARTICLE II SECTION 2.01. SECTION 2.02. SECTION 2.03. SECTION 2.04. SECTION 2.05. SECTION 2.06. SECTION 3.01. SECTION 3.02. SECTION 3.03. GUARANTEE Guarantee 2 Guarantee of Payment 2 No Limitations 2 Reinstatement 3 Agreement To Pay; Subrogation 3 Information 4 ARTICLE III INDEMNITY, SUBROGATION AND SUBORDINATION Indemnity and Subrogation 4 Contribution and Indemnification 4 Subordination 5 ARTICLE IV SECTION 4.01. SECTION 4.02. SECTION 4.03. SECTION 4.04. SECTION 4.05. SECTION 4.06. SECTION 4.07. SECTION 4.08. MISCELLANEOUS Notices 5 Waivers; Amendment 5 Administrative Agent's Fees and Expenses, Indemnification 6 Survival of Representations and Warranties 6 Counterparts; Effectiveness; Successors and Assigns; Several Agreement 6 Severability 7 Right of Set Off 7 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process 7 LEGAL 23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

TABLE OF CONTENTS (continued) Page SECTION 4.09. Headings 8 SECTION 4.10. Guarantee Absolute 8 SECTION4.il. Termination or Release 9 SECTION 4.12. Additional Guarantors 9 SECTION 4.13. Limitation on Guaranteed Obligations 9 SECTION 4.14. Instrument for the Payment of Money 10 SECTION 4.15. Continuing Guarantee 10 SECTION 4.16. Consent to Certain Provisions 10 u LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY GUARANTEE dated as of June 4, 2015, among AVAYA CANADA CORP., a Nova Scotia unlimited liability company ("Canadian Borrower"), each other Person that exe cutes a supplement attached hereto following the Closing Date and becomes a Guarantor hereun der (collectively, the "Guarantors" and each a "Guarantor") and CITIBANK, N.A., as Admin istrative Agent (as defined below). Reference is made to the Credit Agreement dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among, the Canadian Borrower, Avaya Deutschland GmbH and Avaya GmbH & Co. KG (collectively, the "German Borrowers"), Avaya International Sales Limited (the "Irish Borrower") and Avaya UK (the "UK Borrower"; and, together with the Canadian Borrower, the German Borrowers and the Irish Borrower, collectively, the "Borrowers"), Citi bank, N.A., as Administrative Agent and L/C Issuer, Citibank, N.A., Canadian Branch, as Cana dian Swing Line Lender, Citibank, N.A., London Branch, as European Swing Line Lender and each lender from time to time party thereto (collectively, the "Lenders" and, each, individually, a "Lender"). The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Guarantee. The Canadian Borrower and each Person that may become party hereto are affiliates of the Bor rowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Guarantee in order to induce the Lenders to extend such credit. Accordingly, the parties hereto make the following representations and warranties to the Administrative Agent for the benefit of the Secured Parties and hereby covenant and agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Guarantee and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) The rules of construction specified in Article I of the Credit Agreement al so apply to this Guarantee. SECTION 1.02. Other Defined Terms. As used in this Guarantee, the following terms have the meanings specified below: "Administrative Agent" means Citibank, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. "Bankruptcy Laws" means the Companies Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) and the Bankruptcy and Insolvency Act (Canada) LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY "Guarantee" means this Canadian guarantee agreement dated as of June 4, 2015, among, inter alia, the Canadian Borrower and the Administrative Agent as amended modified or supplemented from time to time. "Guarantors" means Canadian Borrower, in its capacity as a guarantor under this Guarantee, and each party that becomes a party to this Guarantee after the Closing Date. "Guarantee Parties" means, collectively, the Borrowers (with the exception of the Canadian Borrower) and each Guarantor and "Guarantee Party" means any one of them. "Guarantee Supplement" means an instrument in the form of Exhibit I hereto. ARTICLE II GUARANTEE SECTION 2.01. Guarantee. Each Guarantor irrevocably, absolutely and uncon ditionally guaranties, jointly with the other Guarantors, if any, and severally, the due and punctu al payment of the Obligations, in each case, whether such Obligations are now existing or hereaf ter incurred under, arising out of any Loan Document whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or with any other Loan Documents. Each of the Guarantors further agrees that the Obligations may be ex tended, increased or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, increase or renewal, in whole or in part, of any Obligation. To the extent permitted by applicable law, each of the Guarantors waives presentment to, demand of payment from and protest to any Guarantee Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and, to the extent permitted by applicable law, waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Obligations, or to any balance of any deposit account or credit on the books of the Adminis trative Agent or any other Secured Party in favor of the Borrowers or any other Person. SECTION 2.03. No Limitations. (a) To the extent required by applicable law, except for termination of a Guarantor's obligations hereunder as expressly provided in Section 4.11, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatso ever by reason of the invalidity, illegality or unenforceability of the Obligations, or otherwise. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affect ed by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or other wise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee; (iii) the release of any security held by the Adminis trative Agent or any other Secured Party for the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security from the Foreign Loan Parties for the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all in accord ance with the Loan Documents and all without affecting the obligations of any Guarantor here under. (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Guarantee Party or the unenforceabil ity of the Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of any Guarantee Party, other than the payment in full in cash of all the Obligations. The Administrative Agent and the other Secured Parties, in accordance with the Loan Docu ments, may compromise or adjust any part of the Obligations, make any other accommodation with any Guarantee Party or exercise any other right or remedy available to them against any Guarantee Party, without affecting or impairing in any way the liability of any Guarantor here under except to the extent the Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Guarantee Party, as the case may be. SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time pay ment, or any part thereof, of any Obligation, is rescinded, invalidated or must otherwise be re stored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorgani zation of any Guarantee Party or otherwise. SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the forego ing and not in limitation of any other right that the Administrative Agent or any other Secured LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Guarantee Party to pay any Obligation when and as the same shall become due, whether at ma turity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Guarantee Party arising as a result thereof by way of right of subrogation, contribution, re imbursement, indemnity or otherwise shall in all respects be subject to Article III herein. SECTION 2.06. Information. Each Guarantor assumes all responsibility for be ing and keeping itself informed of each Guarantee Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks. ARTICLE III INDEMNITY, SUBROGATION AND SUBORDINATION SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of in demnity and subrogation as the Guarantors may have under applicable law (but subject to Sec tion 3.03), each of the Borrowers agree that in the event a payment of an obligation shall be made by any Guarantor under this Guarantee, the Borrowers, jointly and severally, shall indem nify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment. SECTION 3.02. Contribution and Indemnification. To the extent that any Guarantor shall, under this Agreement as a joint and sever al obligor, repay any of the Obligations (an "Accommodation Payment"), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors, in an amount equal to a fraction of such Ac commodation Payment, the numerator of which fraction is such other Guarantor's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Guaran tors. As of any date of determination, the "Allocable Amount" of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder without (a) rendering such Guarantor an "insolvent person" within the meaning of the Bankruptcy and Insolvency Act (Canada), (b) leaving such Guarantor with unreasonably small capital or assets or (c) leaving such Guarantor unable to pay its debts as they become due. LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Guarantee to the contrary, all rights of the Guarantors under Section 3.01 of this Guarantee, and all other rights of indemnity, contri bution or subrogation under applicable law or otherwise shall be fully subordinated to the pay ment in full in cash of the Obligations; provided that if any amount shall be paid to such Guaran tor on account of such subrogation rights at any time prior to the payment in full of the Obliga tions, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 8.03 of the Credit Agreement. No failure on the part of any Borrower or any Guarantor to make the payments required by Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the ob ligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder. ARTICLE IV MISCELLANEOUS SECTION 4.01. Notices. All communications and notices hereunder shall (ex cept as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Administrative Borrower as provided in Section 10.02 of the Credit Agreement. SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any other Secured Party in exercising any right or power hereunder or under any other Loan Docu ment shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or reme dies that they would otherwise have. No waiver of any provision of this Guarantee or consent to any departure by any Guarantee Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lend er or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY demand on any Guarantee Party in any case shall entitle any Guarantee Party to any other or fur ther notice or demand in similar or other circumstances. (b) Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Ad ministrative Agent and the Guarantee Party or Guarantee Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement. SECTION 4.03. Administrative Agent's Fees and Expenses, Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder and indemnity related hereto as provided in Sections 10.04 and 10.05 of the Credit Agreement. (b) Any such amounts payable as provided hereunder shall be additional Ob ligations guaranteed hereby. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guarantee or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obliga tions, the invalidity or unenforceability of any term or provision of this Guarantee or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within 10 Busi ness Days of written demand therefor. SECTION 4.04. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied up on by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administra tive Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Ob ligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding, other than any Letter of Credit that has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop Letter of Credit is in place. SECTION 4.05. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Guarantee may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Guarantee shall be effective as delivery of an original executed counterpart of this Guarantee. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or electronic transmission be confirmed by a manually signed original thereof; provid ed that the failure to request or deliver the same shall not limit the effectiveness of any document LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY or signature delivered by facsimile or electronic transmission. This Guarantee shall become ef fective as to any Guarantee Party when a counterpart hereof executed on behalf of such Guaran tee Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantee Party and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Guarantee Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted there by, except that no Guarantee Party shall have the right to assign or transfer its rights or obliga tions hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Guarantee or any other Loan Document. This Guarantee shall be construed as a separate agreement with respect to each Guarantee Party and may be amended, modified, supplemented, waived or released with respect to any Guarantee Party without the ap proval of any other Guarantee Party and without affecting the obligations of any other Guarantee Party hereunder. SECTION 4.06. Severability. If any provision of this Guarantee or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforce ability of the remaining provisions of this Guarantee and the other Loan Documents shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible. The invalidity of a provision in a particular ju risdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 4.07. Right of Set Off. The rights of the Administrative Agent, each Lender and each L/C Issuer to setoff shall be as set forth in Section 10.10 of the Credit Agree ment. SECTION 4.08. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process. (a) THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY TO THE NON EXCLUSIVE JURISDICTION OF ANY COURT OF THE PROVINCE OF ONTARIO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AND EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO BRING PROCEEDINGS IN RESPECT OF THIS GUARANTEE IN THE COURTS OF ANY OTHER JURISDICTION. (c) WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS GUARANTEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. (d) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices given by mail in Section 4.01. Nothing in this Agreement will affect the right of any party to this Guarantee to serve process in any other manner permitted by law. SECTION 4.09. Headings. Article and Section headings and the Table of Con tents used herein are for convenience of reference only, are not part of this Guarantee and are not to affect the construction of, or to be taken into consideration in interpreting, this Guarantee. SECTION 4.10. Guarantee Absolute. To the fullest extent permitted by applica ble law, all rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforcea bility of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Ob ligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations (d), any law or regulation of any jurisdiction or any other event affecting any term of an Obligation, or (e) any other circumstance that might otherwise constitute a defense available LEGAL 23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY to, or a discharge of, any Guarantor in respect of the Obligations or this Guarantee (other than payment in full in cash of all of the Obligations). SECTION4.il. Termination or Release. (a) This Guarantee and the Guaranties made herein shall terminate with re spect to all Obligations when all the outstanding Obligations (other than contingent indemnifica tion obligations not yet accrued and payable) have been paid in full and the Lenders have no fur ther commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obliga tions has been reduced to zero (other than any Letter of Credit that has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop Letter of Credit is in place) and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement. (b) A Guarantor shall automatically be released from its obligations hereunder as provided in Section 9.12 of the Credit Agreement. (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.11, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor's expense, all documents that such Guarantor shall reasonably request to evi dence such termination or release, in each case in accordance with the terms of Section 9.12 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 4.11 shall be without recourse to or warranty by the Administrative Agent. (d) At any time that the Administrative Borrower desires that the Administra tive Agent take any of the actions described in immediately preceding paragraph (c), it shall, up on request of the Administrative Agent, deliver to the Administrative Agent an officer's certifi cate certifying that the release of the respective Guarantor is permitted pursuant to paragraph (a) or (b). The Administrative Agent shall have no liability whatsoever to any Guarantor as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.11. SECTION 4.12. Additional Guarantors. Any new direct parent company (that is not a Domestic Subsidiary) of the Canadian Borrower that enters into this Guarantee as a Guar antor pursuant to Section 6.11 of the Credit Agreement shall execute and deliver a Guarantee Supplement and thereupon such new direct parent company (that is not a Domestic Subsidiary) shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the con sent of any other Guarantee Party hereunder. The rights and obligations of each Guarantee Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaran tee Party as a party to this Guarantee. SECTION 4.13. Limitation on Guaranteed Obligations. Each Guarantor and each Secured Party (by its acceptance of the benefits of this Guarantee) hereby confirms that it is LEGAL 23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY its intention that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws (including the Bankruptcy Laws or any similar federal law). To effectu ate the foregoing intention, each Guarantor and each Secured Party (by its acceptance of the ben efits of this Guarantee) hereby irrevocably agrees that the Obligations owing by such Guarantor under this Guarantee shall be limited to such amount as will, after giving effect to such maxi mum amount and all other (contingent or otherwise) liabilities of such Guarantor that are rele vant under such Debtor Relief Laws and after giving effect to any rights to contribution and/or subrogation pursuant to any agreement providing for an equitable contribution and/or subroga tion among such Guarantor and the other Guarantors and Borrowers, result in the Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. SECTION 4.14. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that this guarantee constitutes an instrument for the payment of money, and con sents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action in accordance herewith. SECTION 4.15. Continuing Guarantee. This guarantee is a continuing guarantee of payment, and shall apply to all Obligations whenever arising. SECTION 4.16. Consent to Certain Provisions. Each Guarantor has read and agreed to Section 10.22 of the Credit Agreement as if a signatory thereto. Each Guarantor will comply with all covenants in the Loan Documents applicable to it (including as a Restricted Sub sidiary or Loan Party) even if it is not a signatory to the applicable Loan Document. [Signatures on following page] 10 LEGAL_23786304.9 CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee as of the dav and vear first above written. AVAYA CANADA CORP. By; I / 1 / CANADIAN GUARANTEE (FOREIGN ABL!

EXECUTION COPY CITIBANK, N.A., as Administrative Agent By: Name: T . , Brendan Macka' i m e ' Vice Pp&dent and Direa. CANADIAN GUARANTEE (FOREIGN ABL)

EXECUTION COPY

EXHIBIT I

SUPPLEMENT NO.________ dated as of [ ], to the Guarantee dated as of June 4, 2015 among AVAYA CANADA CORP. ("**Canadian Borrower**"), each other Person that executes a supplement following the Closing Date and becomes a Guarantor (the "**Additional Guarantors**" and collectively, the "**Guarantors**") and CITIBANK, N.A., as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of June 4, 2015 (as amended, supplemented or otherwise modified from time to time, the "**Credit Agreement**"), among, the Canadian Borrower, Avaya Deutschland GmbH and Avaya GmbH & Co. KG (collectively, the "**German Borrowers**"), Avaya International Sales Limited (the "**Irish Borrower**") and Avaya UK (the "**UK Borrower**"; and, together with the Canadian Borrower, the German Borrowers and the Irish Borrower, collectively, the "**Borrowers**"), Citibank, N.A., as Administrative Agent and L/C Issuer, Citibank, N.A., Canadian Branch, as Canadian Swing Line Lender, Citibank, N.A., London Branch, as European Swing Line Lender and each lender from time to time party thereto (collectively, the "**Lenders**" and individually, a "**Lender**").

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

C. The Guarantors have entered into the Guarantee in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.12 of the Guarantee provides that any new direct parent company (that is not a Domestic Subsidiary) of the Canadian Borrower may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "**Additional Guarantor**") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the Additional Guarantor agree as follows:

SECTION 1. In accordance with Section 4.12 of the Guarantee, the Additional Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and the Additional Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the Additional Guarantor, as security for the payment and performance in full of the Obligations does hereby, for the benefit of the Secured Parties, their successors and assigns, irrevocably, absolutely and unconditionally guarantee, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Obligations. Each reference

EXHIBIT I-1

LEGAL_23786304.9

EXECUTION COPY to a "Guarantor" in the Guarantee shall be deemed to include the Additional Guarantor. The Guarantee is hereby incorporated herein by reference. SECTION 2. The Additional Guarantor represents and warrants to the Adminis trative Agent and the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become ef fective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the Additional Guarantor, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement. SECTION 4. Except as expressly supplemented hereby, the Guarantee shall re main in full force and effect. SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. SECTION 6. If any provision contained in this Supplement is held to be invalid, illegal or unenforceable, the legality, validity, and enforceability of the remaining provisions contained herein and in the Guarantee shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforcea ble such provision in any other jurisdiction. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee. SECTION 8. The Additional Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent to the extent required by Section 4.03 of the Guarantee. EXHIBIT 1-2 LEGAL 23786304.9

EXECUTION COPY IN WITNESS WHEREOF, the Additional Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee as of the day and year first above written. [NAME OF ADDITIONAL GUARANTOR], By: Name: Title: Jurisdiction of Formation: Address Of Chief Executive Office: CITIBANK, N.A., as Administrative Agent By: Name: Title: EXHIBIT 1-3 LEGAL 23786304.9